Exhibit 99.1

3001 Deming Way Middleton, WI 53562-1431 P.O. Box 620992 Middleton, WI 53562-0992 (608) 275-3340

For Immediate Release	Investor/Media Contact: Joanne Chomiak 608-275-4458

Spectrum Brands Announces Proposed Offering of Exchangeable Notes & Share Repurchase Plan

Middleton, WI, May 20, 2024 – Spectrum Brands Holdings, Inc. (NYSE: SPB; “Parent”), announced today that its wholly-owned subsidiary, Spectrum Brands, Inc. (“Spectrum Brands” or the “Company”) intends to offer, subject to market and other conditions, $300 million in aggregate principal amount of exchangeable senior notes due 2029 (the “Exchangeable Notes”) and a share repurchase plan.

The Company intends to use a portion of the net proceeds of the Exchangeable Notes offering (i) to fund the cost of entering into the capped call transactions (as described below), (ii) to repurchase up to $100 million of shares of common stock of Parent (“Parent Common Stock”) concurrently with the pricing of the offering of the Exchangeable Notes in privately negotiated transactions effected through one of the initial purchasers or its affiliates and (iii) for general corporate purposes.

In connection with the Exchangeable Notes offering, if the initial purchasers sell more Exchangeable Notes than the total principal amount of the Exchangeable Notes set forth above, the Company expects to grant the initial purchasers the option to purchase, for settlement within a 13-day period beginning on, and including, the date the Exchangeable Notes are first issued, up to an additional $50 million aggregate principal amount of Exchangeable Notes. If the initial purchasers exercise their option to purchase additional Exchangeable Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions (as described below) and the remaining net proceeds for general corporate purposes.

The Exchangeable Notes will accrue interest payable semi-annually in arrears and will mature on June 1, 2029, unless repurchased, redeemed or exchanged in accordance with their terms prior to such date. Prior to March 1, 2029, the Exchangeable Notes will be exchangeable only upon satisfaction of certain conditions and during certain periods; thereafter, the Exchangeable Notes will be exchangeable at any time until the close of business on the second scheduled trading day immediately before the maturity date. Upon exchange of the Exchangeable Notes, the Company will pay cash, up to the aggregate principal amount of the Exchangeable Notes to be exchanged, and pay or deliver, as the case may be, cash, shares of Parent Common Stock or a combination of cash and shares of Parent Common Stock, at the Company’s election, in respect of the remainder, if any, of the Company’s exchange obligation in excess of the aggregate principal amount of Exchangeable Notes being exchanged. The Exchangeable Notes will be guaranteed, on a full, joint and several basis, by Parent and, subject to certain exceptions, each of the Company’s existing and future domestic subsidiaries that guarantee the Company’s or the Parent’s obligations under any of their respective existing or future senior unsecured notes or convertible or exchangeable notes.

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Holders of the Exchangeable Notes will have the right to require the Company to repurchase all or a portion of their Exchangeable Notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain corporate events constituting a “fundamental change” as defined in the indenture governing the Exchangeable Notes. The Company may not redeem the Exchangeable Notes prior to June 7, 2027. The Company may redeem for cash all or any portion of the Exchangeable Notes, at its option, on a redemption date occurring on or after June 7, 2027 and on or before the 41st scheduled trading day immediately before the maturity date, but only if (A) the notes are “freely tradable” as defined in the indenture (unless the Company elects for cash settlement to apply to all exchanges of the Exchangeable Notes with an exchange date that occurs on or after the date the Company sends such redemption notice and on or before the second scheduled trading day immediately before the related redemption date) and any accrued and unpaid additional interest through the most recent interest payment date has been paid as of the date the Company sends the related redemption notice and (B) the last reported sale price of Parent Common Stock has been at least 130% of the exchange price then in effect for a specified period of time. The redemption price will equal 100% of the principal amount of the Exchangeable Notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date.

In connection with the pricing of the Exchangeable Notes, the Parent expects to enter into share repurchases at a cash purchase price per share equal to the closing price per share of the Parent Common Stock on the pricing date of the Exchangeable Notes. The Company expects that one of the initial purchasers and/or its affiliate will purchase the shares from purchasers of Exchangeable Notes in the offering and will sell the shares to the Parent at closing. These share repurchases could increase (or reduce the size of any decrease in) the market price of the Parent Common Stock or the Exchangeable Notes. The share repurchases could affect the market price of the Parent Common Stock concurrently with the pricing of the Exchangeable Notes, and could also result in a higher effective exchange price for the Exchangeable Notes.

In connection with the pricing of the Exchangeable Notes, the Company also expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected to initially cover, subject to anti-dilution adjustments substantially similar to those applicable to the Exchangeable Notes, the number of shares of Parent Common Stock underlying the Exchangeable Notes. If the initial purchasers exercise their option to purchase additional Exchangeable Notes, the Company expects to enter into additional capped call transactions with the option counterparties.

The capped call transactions are expected generally to reduce the potential dilution to Parent Common Stock upon any exchange of the Exchangeable Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of exchanged notes, as the case may be. If, however, the market price per share of Parent Common Stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

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In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Parent Common Stock and/or purchase shares of Parent Common Stock concurrently with or shortly after the pricing of the Exchangeable Notes. This activity could increase (or reduce the size of any decrease in) the market price of Parent Common Stock or the Exchangeable Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Parent Common Stock and/or purchasing or selling shares of Parent Common Stock or other securities in secondary market transactions following the pricing of the Exchangeable Notes and prior to the maturity of the Exchangeable Notes (and are likely to do so (x) during any observation period related to an exchange of the Exchangeable Notes, following any redemption of the Exchangeable Notes by the Company or following any repurchase of Exchangeable Notes by the Company in connection with any fundamental change and (y) following any repurchase of the Exchangeable Notes by the Company other than in connection with any such redemption or any fundamental change if the Company elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of Parent Common Stock or the Exchangeable Notes, which could affect the holders’ ability to exchange the Exchangeable Notes and, to the extent the activity occurs following exchange or during any observation period related to an exchange of the Exchangeable Notes, it could affect the amount and value of the consideration that holders will receive upon exchange of the Exchangeable Notes.

The Exchangeable Notes will be offered through a private placement, and the offer and sale of the Exchangeable Notes, the guarantees and the shares of Parent Common Stock, if any, deliverable upon exchange of the Exchangeable Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law. The Exchangeable Notes and the shares of Parent Common Stock, if any, deliverable upon exchange of the Exchangeable Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. Accordingly, the Exchangeable Notes will be offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act.

The Parent also announced that its Board of Directors has authorized a new $500 million Parent Common Stock repurchase program. The Company intends to use up to $100 million of this program to purchase shares of Parent Common Stock concurrently with the pricing of the offering of the Exchangeable Notes in privately negotiated transactions effected through one of the initial purchasers and/or its affiliates. The Parent Common Stock repurchase authorization is effective immediately and replaces an existing program, which had a remaining available authorization of approximately $80 million. Purchases under the program may be made in the open market or in privately negotiated transactions from time to time at management’s discretion. The repurchase program may be suspended or discontinued at any time.

This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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About Spectrum Brands Holdings, Inc. and Spectrum Brands, Inc.

Spectrum Brands Holdings, Inc. is a home-essentials company with a mission to make living better at home. We focus on delivering innovative products and solutions to consumers for use in and around the home through our trusted brands. We are a leading supplier of specialty pet supplies, lawn and garden and home pest control products, personal insect repellents, shaving and grooming products, personal care products, and small household appliances. Helping to meet the needs of consumers worldwide, Spectrum Brands offers a broad portfolio of market-leading, well-known and widely trusted brands including Tetra®, DreamBone®, SmartBones®, Nature’s Miracle®, 8-in-1®, FURminator®, Healthy-Hide®, Good Boy®, Meowee!®, OmegaOne®, Spectracide®, Cutter®, Repel®, Hot Shot®, Rejuvenate®, Black Flag®, Liquid Fence®, Remington®, George Foreman®, Russell Hobbs®, Black + Decker®, PowerXL®, Emeril Lagasse®, and Copper Chef®. For more information, please visit www.spectrumbrands.com. Spectrum Brands – A Home Essentials Company™.

Forward-looking Statements

We have made or implied certain forward-looking statements in this news release and may make additional oral forward-looking statements from time to time. All statements, other than statements of historical facts included or incorporated by reference in this document, including, without limitation, statements or expectations regarding our business strategy, future operations, financial condition, estimated revenues, projected costs, inventory management, earnings power, projected synergies, prospects, plans and objectives of management, outcome of any litigation and information concerning expected actions of third parties are forward-looking statements. When used in this document, the words future, anticipate, pro forma, seek, intend, plan, envision, estimate, believe, belief, expect, project, forecast, outlook, earnings framework, goal, target, could, would, will, can, should, may and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Since these forward-looking statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the economic, social and political conditions or civil unrest, terrorist attacks, acts of war, natural disasters, other public health concerns or unrest in the United States or the international markets impacting our business, customers, employees (including our ability to retain and attract key personnel), manufacturing facilities, suppliers, capital markets, financial condition and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (2) the impact of a number of local, regional and global uncertainties could negatively impact our business; (3) the negative effect of the Russia-Ukraine war and the Israel-Hamas war and their impact on those regions and surrounding regions, including the Middle East, and on our operations and operations of our customers, suppliers and other stakeholders; (4) our increased reliance on third-party partners, suppliers and distributors to achieve our business

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objectives; (5) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring and optimization activities, including changes in inventory and distribution center changes which are complicated and involve coordination among a number of stakeholders, including our suppliers and transportation and logistics handlers; (6) the impact of our indebtedness and financial leverage position on our business, financial condition and results of operations; (7) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (8) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (9) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (10) the impact of fluctuations in transportation and shipment costs, fuel costs, commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (11) interest rate fluctuations; (12) changes in foreign currency exchange rates that may impact our purchasing power, pricing and margin realization within international jurisdictions; (13) the loss of, significant reduction in or dependence upon, sales to any significant retail customer(s), including their changes in retail inventory levels and management thereof; (14) competitive promotional activity or spending by competitors, or price reductions by competitors; (15) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (16) changes in consumer spending preferences and demand for our products, particularly in light of economic stress; (17) our ability to develop and successfully introduce new products, protect intellectual property and avoid infringing the intellectual property of third parties; (18) our ability to successfully identify, implement, achieve and sustain productivity improvements, cost efficiencies (including at our manufacturing and distribution operations) and cost savings; (19) the seasonal nature of sales of certain of our products; (20) the impact weather conditions may have on the sales of certain of our products; (21) the effects of climate change and unusual weather activity as well as our ability to respond to future natural disasters and pandemics and to meet our environmental, social and governance goals; (22) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (23) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (24) the impact of existing, pending or threatened litigation, government regulation or other requirements or operating standards applicable to our business; (25) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (26) changes in accounting policies applicable to our business; (27) our discretion to adopt, conduct, suspend or discontinue any share repurchase program or conduct any debt repayments, redemptions, repurchases or refinancing transactions (including our discretion to conduct purchases or repurchases, if any, in a variety of manners including open-market purchases, privately negotiated transactions, tender offers, redemptions, or otherwise); (28) our ability to utilize net operating loss carry-forwards to offset tax liabilities; (29) our ability to separate the Company’s HPC business and create an independent Global Appliances business on expected terms, and within the anticipated time period, or at all, and to realize the potential benefits of such business; (30) our ability to create a pure

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play consumer products company composed of our Global Pet Care and Home & Garden business and to realize the expected benefits of such creation, and within the anticipated time period, or at all; (31) our ability to successfully implement, and realize the benefits of, acquisitions or dispositions and the impact of any such transactions on our financial performance; (32) the impact of actions taken by significant shareholders; and (33) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; and (34) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including the 2023 Annual Report and subsequent Quarterly Reports on Form 10-Q.

Some of the above-mentioned factors are described in further detail in the sections entitled Risk Factors in our annual and quarterly reports, as applicable. You should assume the information appearing in this document is accurate only as of the end of the period covered by this document, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since that date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

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